SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 24, 2003

CNB HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-23991	58-2362335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Northpoint Parkway, Suite 200, Alpharetta, Georgia		30022-4849
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 650-8262

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by CNB Holdings, Inc. on September 24, 2003, which press release is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release of CNB Holdings, Inc. issued September 24, 2003 regarding merger with First Capital Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB HOLDINGS, INC (Registrant)

Date: September 25, 2003	By:	/s/ H.N. Padget, Jr.
H.N. Padget, Jr., President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by CNB Holdings, Inc. on April 24, 2003 regarding merger with First Capital Bancorp, Inc.